UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 13, 2008

PLIANT CORPORATION
(Exact name of company as specified in its charter)

Delaware	333-40067	43-2107725
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL 60173
(Address of principal executive offices) (Zip Code)

(847) 969-3300

(Company’s telephone number, including area code)

N.A.
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The disclosure set forth in Item 7.01 of this Report concerning certain unaudited results of operations and other performance data for the year ended December 31, 2007, as well as certain performance projections of Pliant Corporation (the “Company”) (including the paragraphs stating that the information is preliminary in nature and the cautionary statement for forward-looking information), and Exhibits 99.1 and 99.2 to this Report are incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On March 13, 2008, the Company presented certain unaudited results of operations and other performance data for the year ended December 31, 2007, as well as certain performance projections of the Company in connection with a bond conference.  The slides to be utilized in connection with such presentation are being furnished pursuant to Regulation FD, are attached here as Exhibit 99.1, and are incorporated in this Item 7.01 by reference thereto.

The unaudited data and other information presented in Exhibits 99.1 and 99.2 are preliminary in nature and based on information currently available to us as of the date of this Form 8-K.  Accordingly, this information is subject in all respects to the completion of disclosure controls and procedures required to finalize the Company’s financial statements and other information for the reporting period, which will be included in the Company’s Form 10-K for the year ended December 31, 2007.   As Exhibit 99.1 includes certain non-GAAP financial information related to the year ended December 31, 2007, the information required by Regulation G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to these amounts is included on Exhibit 99.2 to this Report, which is incorporated in this Item 7.01 by reference thereto.

Investors should exercise caution in relying on the unaudited data and other information contained herein and should not draw any inferences from this information regarding financial or operating data that is not discussed herein.  There can be no assurance that the actual amounts ultimately filed in the Company’s Form 10-K for the year ended December 31, 2007 will not be materially different than the amounts disclosed in this Form 8-K.

Furthermore, any disclosures in this Report and the exhibits hereto that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents Pliant files from time to time with the U.S. Securities and Exchange Commission. Pliant undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

The information in this Item 2.02 and Item 7.01 of Form 8-K (including Exhibits 99.1 and 99.2) is “furnished” and not “filed” for the purposes of Section 18 of the Exchange Act nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description
99.1	Presentation Relating to Certain Unaudited 2007 Results and Certain Projections and other Performance Data of Pliant Corporation
99.2	Pliant Corporation Reconciliation of Income Before Taxes to EBITDAR for the 12 months ended December 31, 2007 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: March 13, 2008	By: /s/ Stephen T. Auburn
Stephen T. Auburn
Vice President, General Counsel
and Secretary